Earnings Call Presentation 2nd Quarter 2019 July 29, 2019 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, July 29, 2019 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses these non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis with the exception of cash flow. With the pending sale of our EMEA and Pacific Rim businesses, we no longer adjust our sales for movements in foreign exchange rates as we expect these to have minimal impact on revenue. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, separation costs, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). We are using actual tax rates to report 2019 and 2018 results as well as in our guidance for 2019. Prior to this year we used a normalized book tax rate when reporting EPS. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation.

Consolidated Company Key Metrics-Second Quarter 2019 (1) As reported EPS: $1.28 in 2019 and $0.90 in 2018 2019 2018 Variance Net Sales $272 $0 $248.6 9.4127111826226795E-2 Adj. EBITDA $108.3 $0 $95 $0 0.1399999999999999 % of Sales 0.39816176470588233 0.3821399839098954 160 Adj. Earnings Per Share (1) $1.2663238158288996 $0.96976769245774064 0.30580119927441474 Adj. Free Cash Flow $55.39999999999997 $68.5 -0.19124087591240921 Net Debt $556.79999999999995 $494.09999999999997 $62.699999999999989

Adjusted EBITDA Bridge – Second Quarter 2019 vs. PY $4 $11 ($1) $1 $0 ($2) Strong price realization in Mineral Fiber segment coupled with a 38% increase in Architectural Specialties sales drove adjusted EBITDA up 14%

Adjusted Free Cash Flow Bridge - Second Quarter 2019 vs. PY $3 Strong cash earnings growth offset by lower payables and timing of tax payment ($16) $1 ($1) ($0) (1) NOTE: Adjustments include cash used or proceeds received for acquisitions and divestures, legacy environmental matters and litigation (1) Includes cash earnings, working capital and other current assets and liabilities $55

Average Unit Value (AUV) expanded 6% versus the prior year quarter Manufacturing gains driven by productivity and the benefits of St Helens plant closure in 2018 Lower SG&A expenses as a result of prior year cost savings initiatives Mineral Fiber Second Quarter Results EBITDA growth driven by Average Unit Value (AUV) and productivity Key Highlights Q1 Q2 2018 Adjusted EBITDA $70 $86 Current Quarter Comments AUV 15 11 Fall through of mix and price Volume (8) (3) Volume decline due to weakness outside core US Manufacturing 4 1 Productivity and benefits from 2018 restructuring Input costs (3) (1) Raw material inflation SG&A 2 4 2018 restructuring savings WAVE 2 (2) Timing of pricing and steel costs 2019 Adjusted EBITDA $82 $96 Margins expanded 310 bps % Change 17% 11%

Sales up 38% driven by base business growth of 23% and the acquisition of Architectural Components Group, Inc. (ACGI) in March Adjusted EBITDA up 39% as sales gains were partially offset by higher manufacturing and SG&A investments Architectural Specialties Second Quarter Results Continued strong sales and profit performance Key Highlights Q1 Q2 2018 Adjusted EBITDA $9 $9 Current Quarter Comments Sales 5 7 Strong sales growth falls through to bottom line Period Expense (2) (1) Manufacturing expenses relating to acquisitions SG&A (2) (3) Adding technical and sales support resources 2019 Adjusted EBITDA $10 $12 Margins expanded 10 bps % Change 15% 39%

Consolidated Company Key Metrics – 1st Half 2019 As reported EPS: $3.63 in 2018 2019 2018 Variance Net Sales $514.1 $0 $475.9 8.0268964068081594E-2 Adj. EBITDA $200.1 $0 $173.7 $0 0.15198618307426592 % of Sales 0.38922388640342342 0.36499264551376337 240 Adj. Earnings Per Share (1) $2.2799999999999998 $1.82 0.25274725274725252 Adj. Free Cash Flow $73.699999999999974 $72.199999999999989 2.0775623268697866E-2

Adjusted EBITDA Bridge – 1st Half 2019 vs. PY $1 $26 ($4) $2 $2 ($0) Strong price and mix drive adjusted EBITDA up 15% ($1) (1) (1) Other includes discontinued operation costs recognized in the Americas and international cost allocation adjustments.

Adjusted Free Cash Flow Bridge – 1st Half 2019 vs. PY ($4) Strong cash earnings offset by timing of income tax ($2) $4 $3 ($0)

2019 Guidance $4.30 – $4.60 18% – 26% YoY Growth $3.66 Adjusted EBITDA Adjusted EPS* Adjusted Free Cash Flow Revenue $975 $353 $1,040 - $1,075 7% – 10% YoY Growth $390 - $410 >10% Growth Flat Mineral Fiber volume 5% - 7% Average Unit Value (AUV) increase >15% Architectural Specialties volume 1-3 Acquisitions – add 1% - 3% Earnings contribution from AUV Architectural Specialties volume contribution Manufacturing productivity Second year of restructuring savings $65 - $75 of total capital expenditures Cash tax rate 20% - 25% No special dividend from WAVE in 2019 2018 Actual 2019 Guidance $40 of interest expense 25% book tax rate 49 million average diluted shares outstanding $220 - $240 4% - 14% growth ex WAVE special dividend $236 *As reported EPS: $3.63 in 2018 Green Bold = Change

Appendix

Adjusted EBITDA Reconciliation U.S. pension expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. WAVE settled a portion of their pension plan that resulted in a non-cash accounting charge. CONSOLIDATED For the Three Months Ended June 30, For the Six Months Ended June 30, qtr YTD 2019 2018 V 2019 2018 V Earnings from continuing operations, Reported 63.70000000000001 47.59999999999998 16.10000000000003 100.10000000000001 88.799999999999983 11.300000000000026 rounding Add: Income tax expense, as reported 19.399999999999999 17.7 1.6999999999999993 32.799999999999997 25.9 6.8999999999999986 Earnings before tax, Reported 83.100000000000009 65.299999999999983 17.800000000000026 132.9 114.69999999999999 18.200000000000017 rounding Add: Interest/other income and expense, net 4.0999999999999996 0.70000000000000107 3.3999999999999986 8.9999999999999982 0.89999999999999858 8.1 Operating Income, Reported 87.2 66 21.200000000000003 141.89999999999998 115.6 26.299999999999983 Add: U.S. Pension Cost(1) 1.1902507499999999 1.4346807500000001 0 2.3805165000000001 2.8693615000000001 -1 (Less): WAVE Pension Settlement (2) 1.35 0 1.35 1 0 1 Add: Litigation Expense 0 0 0 19.600000000000001 0 19.600000000000001 Add: Cost Reduction Initiatives 0 4.4171620000000003 -4.4171620000000003 0 5.0264439999999997 -5.0264439999999997 changed c12 to a dash from $0 (redo formula) Add: Net Proforma International Allocations, Other 0 1.08 -1.08 0 3.9333659999999999 -3.9333659999999999 Add: Net Environmental Expenses (Recoveries) 0 1.08 -1.08 0 2.4350000000000001 -2.4350000000000001 Add: D&A 18.856066249999998 20.901517249999998 -2.0454509999999999 35 43.635828500000002 -8.6358285000000024 Adjusted EBITDA 108.3 95 13.299999999999997 200.1 173.7 26.400000000000006 rounding 0.13999999999999996 0.15198618307426601

Adjusted Diluted Earnings Per Share Reconciliation

15

	CONSOLIDATED														
	For the Three Months Ended March 31,					For the Three Months Ended June 30,					For the Six Months Ended June 30,				
	2019	Per Diluted Share	2018	Per Diluted Share	V	2019	Per Diluted Share	2018	Per Diluted Share	V	2019	Per Diluted Share	2018	Per Diluted Share	V
Earnings from continuing operations, As Reported	**$36**	**$0.73**	**$41**	**$0.76**	**($5)**	**$64**	**$1.28**	**$48**	**$0.90**	**$16**	**$100**	**$2.01**	**$89**	**$1.66**	**$11**
Add: Income tax expense, as reported	$13		$8		$5	$19		$18		$2	$33		$26		$7
Earnings from continuing operations before income taxes, As Reported	**$50**		**$49**		**-**	**$83**		**$65**		**$18**	**$133**		**$115**		**$18**
(Less): U.S. Pension (Credit) (1)	($2)		($6)		$4	($2)		($7)		$5	($4)		($13)		$9
(Less): WAVE Pension Settlement (2)	-		-		-	$1		-		$1	$1		-		$1
Add: Litigation Expense	$20		-		$20	-		-		-	$20		-		$20
Add: Cost Reduction Initiatives	-		$8		($8)	-		$9		($9)	-		$17		($17)
Add: Net Proforma International Allocations, Other	-		$3		($3)	-		$1		($1)	-		$4		($4)
Add: Net Environmental Expenses (Recoveries)	-		$1		($1)	-		$1		($1)	-		$2		($2)
Adjusted earnings from continuing operations before income taxes	**$68**		**$56**		**$12**	**$82**		**$70**		**$12**	**$150**		**$125**		**$25**
(Less): Adjusted Income tax expense (3)	($18)		($9)		($9)	($19)		($19)		-	($37)		($28)		($9)
Adjusted net income	**$50**	**$1.00**	**$46**	**$0.86**	**$3**	**$63**	**$1.27**	**$51**	**$0.97**	**$12**	**$113**	**$2.28**	**$97**	**$1.82**	**$16**
		16%					**31%**					**25%**			
Diluted Shares Outstanding	49.5		53.8			49.8		52.6			49.6		53.2		
As Reported Tax Rate	27%		17%			23%		27%			25%		23%		

(1) U.S. pension (credit) represents the entire actuarial net periodic pension (credit) cost recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan.
(2) WAVE settled a portion of their pension plan that resulted in a non-cash accounting charge.
(3) Adjusted tax expense is calculated using the as reported tax rate multiplied by the adjusted earnings from continuing operations before income taxes. We have updated our previously reported first quarter results to be consistent with this methodology.

Armstrong WORLD INDUSTRIES

Adjusted Free Cash Flow Reconciliation Prior year Adjusted Free Cash Flow did not adjust for Environmental Recoveries in the first quarter. Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, legacy environmental matters and litigation. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. For the Three Months Ended June 30, For the Six Months Ended June 30, 2019 2018 V 2019 2018 V As Reported Net cash provided by operating activities $32.299999999999969 $63 $-30.700000000000031 $46.999999999999972 $88.999999999999986 $-42.000000000000014 As Reported Net cash provided by (used for) investing activities $6.3999999999999986 $-7.1000000000000032 $13.500000000000002 $-31.6 $-1.3000000000000025 $-30.299999999999997 Subtotal $38.699999999999967 $55.9 $-17.200000000000031 $15.39999999999997 $87.699999999999989 $-72.300000000000011 Add: Acquisitions, net - $11.6 $-12 $43.1 $11.6 $31.5 Add: Litigation, net $16.600000000000001 - $17 $20 - $20 Add/(Less): Environmental Payments (Recoveries), net (1) - $1 $-1 $-4.8 $-27.099999999999998 $22.299999999999997 Adjusted Free Cash Flow (2) $55.299999999999969 $68.5 $-13.200000000000031 $73.699999999999974 $72.199999999999989 $1.5 -0.19270072992700776 2.0775623268698064E-2

Segment Reported Operating Income (Loss) to Adjusted EBITDA U.S. pension expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. Wave settled a portion of their pension plan that resulted in a non-cash accounting charge. MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE For the Three Months Ended June 30, 2016 V 2019 2018 V 2019 2018 V 2019 2018 V Operating Income (Loss) – As Reported 79.400000000000006 59.5 19.900000000000006 9.5 8.6 0.90000000000000036 -1.6999999999999997 -2.1 0 Add: U.S. Pension Cost (1) 0 0 0 0 0 0 1.1902507499999999 1.4346807500000001 0 (Less): WAVE Pension Annuitization (2) 1.35 0 1.35 0 0 0 0 0 0 Add: Cost Reduction Initiatives 0 4.3761619999999999 -4.3761619999999999 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 0 0.5 -0.5 0 0 0 0 0.58445100000000005 -0.58445100000000005 Add: Net Environmental Expenses (Recoveries) 0 1.08 -1.08 0 0 0 0 0 0 Add: D&A 15 20.543838000000008 -5.543838000000008 2.9380000000000006 0 2.9380000000000006 0.50974924999999982 0 0.50974924999999982 EBITDA – Adjusted 95.75 86 9.75 12.438000000000001 8.6 3.838000000000001 0 0 0 0.11 0.39

Net Sales & EBITDA – Guidance Reconciliation Net Sales Adjusted EBITDA For the Year Ending December 31, 2019 Low to High Reported Net Sales $1,040 to $1,075 For the Year Ending December 31, 2019 Low to High Net income $226 to $241 Add: Interest expense 40 40 Add: Income tax expense 69 74 (Less): U.S. pension (credit) -15 -15 Add: D&A 70 70 Adjusted EBITDA $390 to $410

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2019 is calculated based on an estimated effective tax rate of 25% and on 49 million of diluted shares outstanding. For the Year Ending December 31, 2019 Low to High Net cash provided by operating activities $215 to $245 Add: Return of investment from joint venture 70 70 Adjusted net cash provided by operating activities $285 to $315 (Less): Capital Expenditures -65 -75 Adjusted Free Cash Flow $220 to $240 For the Year Ending December 31, 2019 Low Per DilutedShare(1) to High Per DilutedShare(1) Net Income $226.25 $4.5999999999999996 to $241.3 $4.9000000000000004 low high Add: Interest expense 40 40 (Less): U.S. Pension credit -15 -15 Add: Income tax expense 68.775000000000006 73.775000000000006 (Less): Interest expense -40 -40 (Less): Income tax expense -70.025000000000006 -75.025000000000006 rate 0.25 0.25 Adjusted Net Income $210.07500000000002 $4.3 to $225.07500000000002 $4.5999999999999996 shares 49 49 $226.25 $4.6173469387755102 to $241.3 $4.924489795918368 $40 $40 $-20 $-20 $68.775000000000006 $73.775000000000006 $315.10000000000002 $335.1 $5 $5 $-40 $-40 $280.10000000000002 to $300.10000000000002 $-70.025000000000006 $-75.025000000000006 $210.07500000000002 $4.2872448979591837 to $225.07500000000002 $4.5933673469387761